EXHIBIT 10.1

Amendment to Amended and Restated Master Lease No. 5

This Amendment to the Amended and Restated Master Lease Agreement No. 5 (this “Amendment”) is made and entered into as of March 18, 2015, by and among Ventas Realty, Limited Partnership, a Delaware limited partnership (together with its successors and assigns, the “Lessor”); Kindred Healthcare, Inc., a Delaware corporation formerly known as Vencor, Inc. (“Kindred”), and Kindred Healthcare Operating, Inc., a Delaware corporation formerly known as Vencor Operating, Inc. (“Operator”; Operator, jointly and severally with Kindred and permitted successors and assignees of Operator and Kindred, “Tenant”); and Kindred Nursing Centers Limited Partnership, a Delaware limited partnership (the “Affiliate Guarantor”);

Recitals:

A. Lessor and Tenant are parties to that certain Amended and Restated Master Lease Agreement No. 5, dated as of September 30, 2013, between Lessor and Tenant, as amended by that certain Agreement Regarding Master Leases, dated as of September 30, 2013 between Lessor and Tenant, and that certain Agreement Regarding Master Leases No. 2, dated as of December 31, 2014 between Lessor and Tenant (the “Master Lease”).  Included among the properties leased to Tenant under the Master Lease are the real property, improvements, and fixtures, that constitute the licensed skilled nursing facility known as Kindred Transitional Care and Rehabilitation – Southwood, and located in Terre Haute, Indiana (the “Facility”).

B. Lessor, at the request of the City of Terre Haute, Indiana, in connection with a road widening project on Margaret Avenue, which runs along the southern boundary of the Facility, desires to convey to the City of Terre Haute, Indiana, fee simple title to a portion of the real property on which the Facility is located (the “Conveyed Parcel”) described in the unexecuted deed attached hereto as Schedule 1.

C. The parties desire to enter into this Amendment to evidence Tenant’s consent to the conveyance of the Conveyed Parcel, and to amend the Master Lease to remove the Conveyed Parcel from the legal description of the real property on which the Facility is located.

Now, Therefore, the parties hereby agree as follows:

1. Defined Terms. Words whose initial letters are capitalized are defined terms.  When used in this Amendment such terms shall have the meaning assigned to them in context in this Amendment or, if not defined in this Amendment, the same meaning as that assigned to such defined terms by the Master Lease.

2. Amendment to Master Lease. That portion of Exhibit A of the Master Lease pertaining to Facility # 113 is hereby amended and restated as set forth in Schedule 2 of this Amendment to exclude the Conveyed Parcel from the legal description.

3. Additional Agreements of the Parties.

3.1 Consent of Tenant to Conveyance.  Tenant hereby consents to the conveyance of the Conveyed Parcel by Lessor to the City of Terre Haute, Indiana that will result in the amended property description for the Facility as set forth in Schedule 2 to this Amendment.

3.2 Release of Interest in Conveyed Parcel; Further Assurances.  Tenant hereby releases all of its right, title and interest to the Conveyed Parcel under the Master Lease.  If requested by the City of Terre Haute, Indiana, Tenant shall execute and deliver to the City of Terre Haute, Indiana a quit claim deed (or similar instrument) for the Conveyed Parcel.

3.3 No Abatement or Entitlement to Compensation.  Tenant agrees that there will be no abatement of Rent due to the conveyance of the Conveyed Parcel, and that Tenant is not entitled to any portion of the compensation received by Lessor for the conveyance of the Conveyed Parcel.

3.4 Reaffirmation of Obligations. Notwithstanding the modifications to the Master Lease contained in this Amendment, Tenant hereby acknowledges and reaffirms its obligations under the Master Lease as amended hereby and all other documents executed by Tenant in connection therewith.

3.5 Guarantor Consent and Affirmation of Guaranty.  Affiliate Guarantor joins this Amendment and hereby (i) consents to this Amendment and (ii) reaffirms that its obligations under the Lease Guaranty to guarantee Tenant’s obligations under the Master Lease, as amended, remain in full force and effect.

4. Miscellaneous Provisions.

4.1 Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Indiana, without regard to its conflict of laws rules.

4.2 Further Instruments. Each party will, whenever and as often as it shall be reasonably requested so to do by another party, cause to be executed, acknowledged or delivered, any and all such further instruments and documents as may be necessary or proper, in the reasonable opinion of the requesting party, in order to carry out the intent and purpose of this Amendment.

4.3 Counterparts. This Amendment may be executed in counterparts, all of which executed counterparts shall together constitute a single document. Signature pages may be detached from the counterparts and attached to a single copy of this document to physically form one document. Executed copies of this Amendment may be delivered via facsimile or electronic mail, each of which and all of which shall constitute a delivery of originally signed copies of this Amendment.

4.4 Effect of Amendment. Except as specifically amended pursuant to the terms of this Amendment, the terms and conditions of the Master Lease shall remain unmodified and in full force and effect. If any inconsistencies between the terms of this Amendment and any terms of the Master Lease arise, the terms of this Amendment shall govern and prevail.

4.5 Interpretation.

(a) Both parties acknowledge and agree that each party has had the benefit of competent, independent legal counsel and other advisors, and that each party has had an equal right to negotiate the terms and participate in the drafting of this Amendment. If any ambiguity or question of intent or interpretation arises, no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Amendment.

(b) Section titles or captions in this Amendment are included for purposes of convenience only and shall not be considered a part of the Amendment in construing or interpreting any of its provisions.

(c) Unless the context otherwise requires, when used in this Amendment, the singular shall include the plural, the plural shall include the singular, and all pronouns shall be deemed to refer to the masculine, feminine or neuter, as the identity of the person or persons may require.

(d) The parties do not intend that this Amendment shall confer on any third party any right, remedy or benefit or that any third party shall have any right to enforce any provision of this Amendment.

4.6 Schedules; Entire Agreement. All Schedules to this Amendment shall constitute part of this Amendment and shall be deemed to be incorporated in this Amendment by reference and made a part of this Amendment as if set out in full at the point where first mentioned. This Amendment embodies the entire agreement and understanding of the parties related to its subject matter and supersedes all prior proposals, understandings, agreements, correspondence, arrangements and contemporaneous oral agreements relating to subject matter of this Amendment.  No representation, promise, inducement or statement of intention has been made by any party that has not been embodied in this Amendment.

[Signature Page Immediately Follows]

In Witness Whereof, Lessor, Tenant and Affiliate Guarantor have executed this Amendment as of the date first above written.

LESSOR:

Ventas Realty, Limited Partnership, a Delaware limited partnership

	By:	Ventas, Inc., a Delaware corporation and general partner

		By:	/s/ Brian K. Wood
		Name:	Brian K. Wood
		Title:	Sr. Vice President & Chief Tax Officer

TENANT:

Kindred Healthcare, Inc., a Delaware corporation

By:	/s/ Cristina E. O’Brien
Name:	Cristina E. O’Brien
Title:	Vice President and Real Estate Counsel

Kindred Healthcare Operating, Inc., a Delaware corporation

By:	/s/ Cristina E. O’Brien
Name:	Cristina E. O’Brien
Title:	Vice President and Real Estate Counsel

AFFILIATE GUARANTOR:

Kindred Nursing Centers Limited Partnership, a Delaware limited partnership

By:	/s/ Cristina E. O’Brien
Name:	Cristina E. O’Brien
Title:	Vice President and Real Estate Counsel

Schedule 1

The Deed

WARRANTY DEED

Form WD-1	Project	Margaret Avenue, Phase III
Revised 07/2014	Des. No.:	1298689
	Parcel:	26
	Page:	1 of 3

THIS INDENTURE WITNESSETH, That Ventas Realty, Limited Partnership, a Delaware limited partnership and successor in interest of Ventas Finance I, LLC by merger, the Grantor, of Jefferson County, Commonwealth of Kentucky Conveys and Warrants to the CITY OF TERRE HAUTE, INDIANA, the Grantee, for and in consideration of the sum of Eight Thousand Three Hundred and NO/100 Dollars ($8,300.00) (of which said sum $8,300.00 represents land and improvements acquired and $0.00 represents damages) and other valuable consideration, the receipt of which is hereby acknowledged, certain Real Estate situated in the County of Vigo, State of Indiana, and being more particularly described in the legal description(s) attached hereto as Exhibit “A” and depicted upon the Right of Way Parcel Plat attached hereto as Exhibit “B”, both of which exhibits are incorporated herein by reference.

This conveyance is subject to any and all easements, conditions and restrictions of record.

The Grantor hereby specifically acknowledges and agrees that the Real Estate conveyed herein is conveyed in fee simple and that no reversionary rights whatsoever shall remain with the Grantor, or any successors in title to the abutting lands of the Grantor, notwithstanding any subsequent abandonment, vacation, disuse, nonuse, change of use, conveyance, lease and/or transfer by the Grantee or its successors in title, of a portion or all of the said Real Estate or any right of way, roadway or roadway appurtenances established thereupon. This acknowledgement and agreement is a covenant running with the land and shall be binding upon the Grantor and all successors and assigns.

Interests in land acquired by the City

of Terre Haute, Indiana

Grantee mailing address: 17 Harding

Avenue Terre Haute, IN 47807

I.C. 8-23-7-31

Form WD-1	Project:	Margaret Avenue, Phase III
Revised 07/2014	Des. No.:	1298689
	Parcel:	26
	Page:	1 of 3

The undersigned represents and warrants that it is the General Partner of the Grantor; that the Grantor is a limited partnership validly existing in the State of its origin and, where required, in the State where the subject real estate is situated; that the Grantor has full capacity to convey the real estate interest described; that pursuant to the Partnership Agreement of the Grantor the General Partner has full authority to execute and deliver this instrument on Grantor’s behalf and that said authority has not been revoked; that Grantor is therefore, fully authorized and empowered to convey to the City of Terre Haute, Indiana, real estate of the Grantor, and that on the date of execution of said conveyance instruments the general partner of Grantor had full authority to so act; and that all necessary partnership action for the making of this conveyance has been duly taken.

The Grantor assumes and agrees to pay the 2014 payable 2015 real estate taxes and assessments on the above described real estate. This obligation to pay shall survive the said closing and shall be enforceable by the City in the event of any non-payment.

Form WD-1	Project:	Margaret Avenue, Phase III
Revised 07/2014	Des. No.:	1298689
	Parcel:	26
	Page:	1 of 3

IN WITNESS WHEREOF, the said Grantor has executed this instrument this ____ day of____________, 2015.

Ventas Reality, Limited Partnership, a Delaware limited partnership

By: Ventas, Inc., its general partner

By:
Name:
Title:

STATE OF KENTUCKY

SS:

COUNTY OF JEFFERSON

Before me, a Notary Public in and for said State and County, personally appeared ____________, the ____________ of Ventas, Inc., a Delaware corporation and general partner of Ventas Realty, Limited Partnership, a Delaware limited partnership, the Grantor, in the above conveyance, and acknowledged the execution of the same on the date aforesaid to be voluntary act and deed of the General Partner and who, being duly sworn, stated that any representations contained therein are true.

Witness my hand and Notarial Seal this          day of       , 2015.

Signature
Printed Name
My Commission expires
I am a resident of	County.

This instrument prepared by and I affirm under the penalties for perjury that I have taken reasonable care to redact each Social Security number in this document, unless required by law.

___________________________________, City Attorney Chou-il Lee

Address: 17 Harding Avenue

Terre Haute IN 47807

Attorney No. ____________________

EXHIBIT “A”

Project:	1298689	Sheet 1 of 1
Parcel:	26 Fee Simple
Tax ID:	84-06-35-363-002.000-002
Form:	WD-1

A part of the South Half of the Southwest Quarter of Section 35, Township 12 North, Range 9 West, Vigo County, Indiana, and being that part of the grantor’s land lying within the right-of-way lines depicted on the attached Right-of-Way Parcel Plat, marked Exhibit “B”, described as follows: Beginning at a point on the south line of said section South 89 degrees 33 minutes 12 seconds East 1,022.80 feet from the southwest corner of said section, which point of beginning is the southwest corner of the grantor’s land; thence North 0 degrees 21 minutes 43 seconds East 30.00 feet along the west line of the grantor’s land to point “635” designated on said plat; thence South 89 degrees 33 minutes 12 seconds East 396.00 feet to the east line of the grantor’s land; thence South 0 degrees 21 minutes 43 seconds West 30.00 feet along said east line to the south line of said section; thence North 89 degrees 33 minutes 12 seconds West 396.00 feet along said south line to the point of beginning and containing 0.273 acres, more or less, inclusive of the presently existing right-of-way which contains 0.109 acres, more or less.

This description was prepared for the City of Terre Haute, Indiana by Jessica L. Stapleton, Indiana Registered Land Surveyor, License Number LS20600032, on the 28th day of February, 2014.

SHEET 1 OF 2

EXHIBIT "B"

RIGHT-OF-WAY PARCEL PLAT

Prepared for the City of Terre Haute, Indiana

by: AMERICAN STRUCTUREPOINT INC.

0 100' 200'
SCALE: 1"=200'
34 35
34 35
80802
254
35
WEST 45 ACRES, S 1/2, SW 1/4
S 1/2, SW 1/4
EAST 14 ACRES, WEST 45 ACRES, S 1/2, SW 1/4
396'
LEASE IN FAVOR OF KINDRED HEALTHCARE, INC. AND KINDRED HEALTHCARE OPERATING, INC.
RESIDUE "A"
700'
700'
22ND STREET
KINGS COURT
80801
612
635
R/W
636
257
685
34 35
3 2
120+00
1022.8' 12 NORTH
11 NORTH
LINE "PR-A"
130+00
396'
LINE "PR-A"
135+00
MARGARET AVENUE
35 35
145+00 2 2
HATCHED AREA IS THE APPROXIMATE TAKING

OWNER:	VENTAS FINANCE I, LLC	DRAWN BY:	MJW
PARCEL:	26	CHECKED BY:	JLS
CODE:	N/A	DES. NO.:	1298689
PROJECT:	1298689		
ROAD:	MARGARET AVENUE PHASE III		
COUNTY:	VIGO		
SECTION:	35		
TOWNSHIP:	12 NORTH		
RANGE:	9 WEST		

INSTRUMENT NUMBER 200201700, DATED DECEMBER 12, 2001

THIS PLAT WAS PREPARED FROM PUBLIC DOCUMENTS AND NOT CHECKED BY A FIELD SURVEY.

SHEET 2 OF 2

EXHIBIT "B"

RIGHT-OF-WAY PARCEL PLAT

Prepared for the City of Terre Haute, Indiana

by: AMERICAN STRUCTUREPOINT INC.

POINT REFERENCE CHART (Feet)

Point	North	East	Station	Offset	℄
254	SEE LOCATION CONTROL ROUTE SURVEY PLAT				
257					
80801					
80802					
612	1672.6283	10005.0467	PT(122+44.06)	0'	Line PR-A
635	1703.9325	10660.6919	+℄(128+99.44)	36.41' Lt.	Line PR-A
636	1699.9949	11165.7897	+℄(134+04.56)	℄(36.41') Lt.	Line PR-A
685	1654.8252	12289.0161	PI(145+28.10)	0'	Line PR-A

SURVEYOR'S STATEMENT

To the best of my knowledge and belief, this plat, together with the "Location Control Route Survey" recorded as Inst. No. 2013015884 in the Office of the Recorder of Vigo County, Indiana, incorporated and made a part hereof by reference, comprise a Route Survey executed in accordance with Indiana Administrative Code 865 IAC 1-12 ("Rule 12").

Jessica L. Stapleton 2/28/2014

Jessica L. Stapleton Date
Reg. Land Surveyor No. LS20600032
State of Indiana

JESSICA L. STAPLETON REGISTERED No. LS20600032 STATE OF INDIANA LAND SURVEYOR

NOTE: STATIONS AND OFFSETS ARE TO CONTROL OVER NORTH AND EAST COORDINATES.

OWNER:	VENTAS FINANCE I, LLC
PARCEL:	26
CODE:	N/A
PROJECT:	1298689
ROAD:	MARGARET AVENUE PHASE III
COUNTY:	VIGO
SECTION:	35
TOWNSHIP:	12 NORTH
RANGE:	9 WEST

DRAWN BY:	MJW
CHECKED BY:	JLS
DES. NO.:	1298689

AMERICAN STRUCTUREPOINT, INC PROJECT NO. 201300889

THIS PLAT WAS PREPARED FROM PUBLIC DOCUMENTS AND NOT CHECKED BY A FIELD SURVEY.

Schedule 2

Facility # 113

IN

SCHEDULE A

THE LAND

State of Indiana, County of Vigo

A part of 14 acres off the East side of 45 acres off the West end of the South Half of the Southwest Quarter of Section 35, Township 12 North, Range 9 West, Harrison Township, Vigo County, Indiana, and described as follows, to-wit: Commencing at the Southwest corner of the Southwest Quarter of Section 35, Township 12 North, Range 9 West; East along and with the south line of Section 35, One Thousand twenty-two and Eight Tenths (1022. 8) feet to the place of beginning; North 0 degrees 04 minutes West 700 feet; East Three Hundred Ninety-six (396) feet; South 0 degrees 04 minutes East Seven Hundred (700) feet; West Three Hundred Ninety-six (396) feet to the place of beginning.

Less

A part of the South Half of the Southwest Quarter of Section 35, Township 12 North, Range 9 West, Vigo County, Indiana, described as follows: Beginning at a point on the south line of said section South 89 degrees 33 minutes 12 seconds East 1,022.80 feet from the southwest corner of said section, which point of beginning is the southwest corner of the land; thence North 0 degrees 21 minutes 43 seconds East 30.00 feet along the west line of the land to point “635” designated on said plat; thence South 89 degrees 33 minutes 12 seconds East 396.00 feet to the east line of the land; thence South 0 degrees 21 minutes 43 seconds West 30.00 feet along said east line to the south line of said section; thence North 89 degrees 33 minutes 12 seconds West 396.00 feet along said south line to the point of beginning and containing 0.273 acres, more or less, inclusive of the presently existing right-of-way which contains 0.109 acres, more or less.